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                                                                    Exhibit 23



                              ACCOUNTANTS' CONSENT



The Board of Directors
Orbital Sciences Corporation:

We consent to the use of our reports incorporated herein by reference, which reports are included in the Company's 1997 Annual Report on Form 10-K.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG PEAT MARWICK LLP

Washington, D.C.
December 30, 1998